UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 4, 2010

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2010, Vishay Intertechnology, Inc. (“Vishay”) completed the previously announced spin-off of Vishay Precision Group, Inc. (“VPG” or the “Company”) through a pro rata distribution to Vishay shareholders of all of the Company’s outstanding common stock and Class B common stock (the “Distribution”). In connection with the Distribution, the Company and its subsidiaries entered into several agreements with Vishay and its subsidiaries that govern the relationship of the parties following the spin-off, including the following (collectively referred to as the “Ancillary Agreements”):
  Tax Matters Agreement, dated July 6, 2010, between VPG and Vishay;

  Trademark License Agreement, dated July 6, 2010, between VPG and Vishay;

  Transition Services Agreement, dated July 6, 2010, between VPG and Vishay;

  Supply Agreement, dated July 6, 2010, between Vishay Advanced Technology, Ltd. (“VAT”) and Vishay Dale Electronics, Inc. (“Dale”);

  Secondment Agreement, dated July 6, 2010, between VPG and Vishay;

  Patent License Agreement, dated July 6, 2010, between VPG and Dale;

  Lease Agreement, dated July 4, 2010, between VAT and V.I.E.C. Ltd.;

  Supply Agreement, dated July 6, 2010, between Dale and VAT;

  Supply Agreement, dated July 6, 2010, between Vishay Measurements Group, Inc. (“VMG”) and Vishay S.A. (“Vishay S.A.”);

  Manufacturing Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH (“VPG GmbH”);

  Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and VPG GmbH;

  Supply Agreement, dated July 6, 2010, between VPG GmbH and Vishay S.A.;

  Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and VMG;

  Lease Agreement, between Vishay Alpha Electronics Corporation and Vishay Japan Co., Ltd.;

  Lease Agreement, dated July 6, 2010, between Vishay and VPG; and

  Lease Agreement, dated July 4, 2010, between Vishay Precision Israel, Ltd. and Vishay Israel, Ltd.
A summary of the material features of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Party Transactions – Agreements with Vishay Intertechnology” in the Company’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to the Company’s Form 10 Registration Statement, filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2010, and is incorporated herein by reference. The Ancillary Agreements are filed as Exhibits 10.1 - 10.16 to this current report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In connection with the Distribution, Dr. Lior E. Yahalomi and William M. Clancy resigned from the Company’s board of directors (the “Board”), effective upon consummation of the Distribution.  Mr. Ziv Shoshani, the Company’s President and Chief Executive Officer will continue to serve on the Board and will be joined by the following new directors, who were elected to serve as directors of the Company effective immediately after the consummation of the Distribution on July 6, 2010:
  Marc Zandman (non-executive chairman)

  Samuel D. Broydo

  Saul Reibstein

  Timothy Talbert
Information concerning these individuals, including biographies and compensation information, is included in the Information Statement under the heading “Management – Board of Directors” and is incorporated herein by reference. In addition, information concerning certain relationships between these individuals and the Company are described in the Information Statement under the heading “Certain Relationships and Related Party Transactions – Interests in Vishay Intertechnology; Relationships and Related Party Transactions” and is incorporated herein by reference.

Messrs. Broydo, Talbert and Reibstein have been appointed to serve as members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance of the Board. The Board has determined that each of Messrs. Broydo, Talbert and Reibstein is “independent” within the meaning of the rules of both the New York Stock Exchange and the SEC, and that Mr. Reibstein is an “audit committee financial expert” under SEC rules.

Vishay Precision Group, Inc. 2010 Stock Incentive Program

The Company’s Board of Directors and Vishay (as the Company’s sole stockholder prior to the Distribution) approved the adoption of the Vishay Precision Group, Inc. 2010 Stock Incentive Program, which became effective on July 6, 2010 upon consummation of the Distribution (the “Plan”).

A description of the material provisions of the of the Plan is included under the section “2010 Compensation from Vishay Precision Group – Equity Awards” in the Information Statement, which is incorporated herein by reference. The Plan is filed as Exhibit 10.17 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Board of Directors and Vishay (as the Company’s sole stockholder prior to the Distribution) approved the amendment and restatement of the Company’s By-Laws, which became effective on July 6, 2010 upon consummation of the Distribution (as so amended and restated, the “Amended and Restated By-Laws”).

A description of the material provisions of the Amended and Restated By-Laws is included under the section “Description of Our Capital Stock” in the Information Statement, which is incorporated herein by reference. The Amended and Restated By-Laws are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01 Other Information

On July 7, 2010, the Company issued a press release announcing the successful completion of the Distribution. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.		Description
	3.2	Amended and Restated By-Laws of Vishay Precision Group, Inc., effective July 6, 2010
	10.1	Tax Matters Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
	10.2	Trademark License Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
	10.3	Transition Services Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
	10.4	Supply Agreement, dated July 6, 2010, between Vishay Advanced Technology, Ltd. and Vishay Dale Electronics, Inc. * *
	10.5	Secondment Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
	10.6	Patent License Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Dale Electronics, Inc. * *
	10.7	Lease Agreement, dated July 4, 2010, between Vishay Advanced Technology, Ltd. and V.I.E.C. Ltd.
	10.8	Supply Agreement, dated July 6, 2010, between Vishay Dale Electronics, Inc. and Vishay Advanced Technology, Ltd. * *
	10.9	Supply Agreement, dated July 6, 2010, between Vishay Measurements Group, Inc. and Vishay S.A. * *
	10.10	Manufacturing Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH* *
	10.11	Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH.
	10.12	Supply Agreement, dated July 6, 2010, between Vishay Precision Foil GmbH and Vishay S.A. * *
	10.13	Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Measurements Group, Inc.
	10.14	Lease Agreement, between Vishay Alpha Electronics Corporation and Vishay Japan Co., Ltd.
	10.15	Lease Agreement, dated July 6, 2010, between Vishay Intertechnology, Inc. and Vishay Precision Group, Inc.
	10.16	Lease Agreement, dated July 4, 2010, between Vishay Precision Israel, Ltd. and Vishay Israel, Ltd.
	10.17	Vishay Precision Group, Inc. 2010 Stock Incentive Program, effective July 6, 2010.
	99.1	Press release, dated July 7, 2010.
*	99.2	Information Statement of Vishay Precision Group, Inc. (incorporated by reference to Exhibit 99.1 to Amendment no. 6 to the Form 10 Registration Statement of Vishay Precision Group, Inc., filed with the Securities and Exchange Commission on June 22, 2010).

____________________

* Incorporated by reference.

* * Confidential treatment has been accorded to certain portions of this Exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: July 7, 2010	By: /s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Vishay Precision Group, Inc., effective July 6, 2010.
10.1	Tax Matters Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
10.2	Trademark License Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
10.3	Transition Services Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
10.4	Supply Agreement, dated July 6, 2010, between Vishay Advanced Technology, Ltd. and Vishay Dale Electronics, Inc. * *
10.5	Secondment Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.
10.6	Patent License Agreement between Vishay Precision Group, Inc. and Vishay Dale Electronics, Inc., a subsidiary of Vishay Intertechnology, Inc. * *
10.7	Lease Agreement, dated July 4, 2010, between Vishay Advanced Technology, Ltd. and V.I.E.C. Ltd.
10.8	Supply Agreement, dated July 6, 2010, between Vishay Dale Electronics, Inc. and Vishay Advanced Technology, Ltd. * *
10.9	Supply Agreement, dated July 6, 2010, between Vishay Measurements Group, Inc. and Vishay S.A. * *
10.10	Manufacturing Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH* *
10.11	Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH.
10.12	Supply Agreement, dated July 6, 2010, between Vishay Precision Foil GmbH and Vishay S.A. * *
10.13	Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Measurements Group, Inc.
10.14	Lease Agreement, between Vishay Alpha Electronics Corporation and Vishay Japan Co., Ltd.
10.15	Lease Agreement, dated July 6, 2010, between Vishay Intertechnology, Inc. and Vishay Precision Group, Inc.
10.16	Lease Agreement, dated July 4, 2010, between Vishay Precision Israel, Ltd. and Vishay Israel, Ltd.
10.17	Vishay Precision Group, Inc. 2010 Stock Incentive Program, effective July 6, 2010.
99.1	Press release, dated July 7, 2010.

____________________

* * Confidential treatment has been accorded to certain portions of this Exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.